UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT
Pursuant To Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 9, 2007

TRIARC COMPANIES, INC.
--------------------------------------------------
(Exact name of registrant as specified in its charter)

Delaware	1-2207	38-0471180
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1155 Perimeter Center West Atlanta, Georgia		30338
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:		(678) 514-4100

(Former Name or Former Address, if Changed Since Last Report)		280 Park Avenue New York, NY 10017

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.Results of Operations and Financial Condition.

On November 9, 2007, Triarc Companies, Inc. (the “Company”) issued a press release announcing its results for the fiscal quarter ended September 30, 2007. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Current Report on Form 8-K, including the exhibit furnished pursuant to Item 9.01, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities under that Section.  Furthermore, the information in this Current Report on Form 8-K, including the exhibit furnished pursuant to Item 9.01, shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933.

Item 9.01.Financial Statements and Exhibits.

(d)           Exhibits

99.1           Press release of Triarc Companies, Inc. dated November 9, 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf by the undersigned hereunto duly authorized.

TRIARC COMPANIES, INC.
By: /s/ NILS H. OKESON
Nils H. Okeson
Senior Vice President,
Associate General Counsel and Secretary

Dated: November 9, 2007

EXHIBIT INDEX

Exhibit                      Description

99.1	Press release of Triarc Companies, Inc. dated November 9, 2007.